UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008
___________________________________________________________

Secured Digital Storage Corporation
(Exact Name of Registrant as Specified in Its Charter)

New Mexico	0-9500	85-0280415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515
(Address of Principal Executive Offices, Including Zip Code)

(630) 271-8590
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

On April 1, 2008, David Hoffman (the “Lender”) made a loan to Secured Digital Storage Corporation, a New Mexico corporation (the “Company”) in the amount of one million two hundred thousand dollars ($1,200,000.00) (the “Loan”). In connection with the Loan, the Company issued a promissory note to the Lender in the amount of $1,200,000 (the “Note”). The outstanding principal and accrued interest under the Note shall be due and payable on September 30, 2008 (“the Maturity Date”). Prior to the Maturity Date, or the Loan’s otherwise becoming due, interest shall accrue on the outstanding principal balance of the Loan at an annual interest rate (the “Interest Rate”) equal to eighteen percent (18%). The description of the Note set forth above is qualified in its entirety by reference to the Note, which is attached as Exhibit 4.1 and is incorporated herein by reference.

The Note is secured by that certain guaranty of payment made by TAPO Ventures LLC, a Delaware limited liability company (the "Pledgor") in favor of Lender. The Pledgor and Lender have agreed that the repayment of all amounts due under the Note shall be further secured by the collateral pledge to Lender by Pledgor of that certain securities account established and maintained by Pledgor. TAPO Ventures LLC is wholly-owned by William M. Lynes, Chief Executive Officer of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.03 above is incorporated herein by reference.

In consideration of the Loan, the Company issued a two-year warrant to the Lender to purchase up to 1,200,000 shares of common stock of the Company, for an exercise price per share of common stock equal to $0.80 pursuant to the Warrant to Purchase Common Stock of the Company (the “Warrant”). The Warrant was issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The description of the Warrant as set forth above is qualified in its entirety by reference to the Warrant, which is attached as Exhibit 4.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibit

Exhibit No.	Description

4.1	Note dated April 1, 2008 in favor of David Hoffman.

4.2	Warrant to purchase common stock dated April 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2008	Secured Digital Storage Corporation
	By:	/s/ William M. Lynes
William M. Lynes,
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Note dated April 1, 2008 in favor of David Hoffman.

4.2	Warrant to purchase common stock dated April 1, 2008.